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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: October 2, 2003

                        (Date of earliest event reported)


                        THE REYNOLDS AND REYNOLDS COMPANY

             (Exact name of registrant as specified in the charter)


Ohio                                      1-10147                    31-0421120
(State or other jurisdiction of     (Commission File No.)         (IRS Employer
incorporation)                                              Identification No.)


                        THE REYNOLDS AND REYNOLDS COMPANY
                                ONE REYNOLDS WAY
                              KETTERING, OHIO 45402

                    (Address of Principal Executive Offices)

                                 (937) 485-2000

               (Registrant's telephone number including area code)

                             115 SOUTH LUDLOW STREET
                               DAYTON, OHIO 45402

          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Pursuant to Form 8-K General Instruction F, the Registrant hereby incorporates by reference the press releases attached hereto as Exhibits 99.1,
99.2 and 99.3.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  THE REYNOLDS AND REYNOLDS COMPANY


                                  By: /s/ Douglas M. Ventura
                                  _____________________________

                                  Douglas M. Ventura, Vice President, General
                                  Counsel and Secretary

Dated: October 2, 2003

EXHIBIT INDEX
-------------

99.1 Press Release of The Reynolds and Reynolds Company dated October 2, 2003 entitled, "Reynolds and Reynolds Takes Steps to Accelerate Growth."

99.2 Press Release of The Reynolds and Reynolds Company dated October 2, 2003 entitled, "Reynolds and Reynolds Strengthens Web and CRM Solutions through Acquisition of Third Coast Media."

99.3 Press Release of The Reynolds and Reynolds Company dated October 2, 2003 entitled, "Reynolds and Reynolds Creates International Division, Acquires Incadea AG, Provider of a Leading International Software Platform."